Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

The following information supersedes certain information in the Fund's Prospectuses and Statement of Additional Information, dated February 28, 2007.

Prior to June 30, 2007, the Fund intends to invest at least 80% of its net assets, plus any borrowings for investment purposes, in a combination of commodity-linked derivative instruments and fixed-income securities backing those instruments (the "80% Policy"). As of June 30, 2007, the 80% Policy will no longer be a specific investment policy, but the Fund will continue to invest all of its assets in commodity-linked derivative instruments and fixed-income securities.

Dated: May 1, 2007	16-0507 for COM-PRO-CMN COM-PRO-LOAD 2007-007